EXHIBIT 99.3

UNCONDITIONAL CONTINUING GUARANTY

                       This Unconditional Continuing Guaranty (hereinafter "Guaranty") is made by Household Finance Corporation, a Delaware corporation (the "Guarantor"), in favor of Imperial Capital Bank, a California corporation, and its officers, directors, shareholders and subsidiaries ("Imperial").

Recitals

            A.   Contemporaneous with the execution of this Guaranty, Imperial is entering into that certain Amended and Restated Sale and Servicing Agreement for RALS and RACS (the "Agreement"), dated as of January 3, 2003, between Household Tax Masters, Inc. ("Tax Masters"), an affiliate of Guarantor, Household Tax Masters Acquisition Corporation ("HTMAC" and, together with Tax Masters, the "Household Companies"), an affiliate of Guarantor, and Imperial. Unless otherwise defined in this Guaranty, the definitions and short-titled terms contained in the Agreement have the same meaning when used in this Guaranty.

            B.   Imperial has entered into the Agreement in reliance upon the commitment, financial and otherwise, of Guarantor to guarantee each and every obligation of the Household Companies arising under the Agreement, whether one of payment or performance. Guarantor acknowledges that Imperial would not have entered into the Agreement without this Guaranty which requires Guarantor to unconditionally pay and to unconditionally perform, without delay, defense or offset, the obligations of the Household Companies under the Agreement and to do so irrespective of any defense, legal disability or other objection which the Household Companies might have to avoid its performance under the Agreement.

            Therefore, to induce Imperial to enter into the Agreement, and in consideration thereof, and for other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor hereby agrees as follows:

            1.   Guarantor absolutely and unconditionally guarantees to pay on first demand all payment obligations of every nature and to perform all performance obligations of the Household Companies under the Agreement, including, but not limited to:

                       a.   The full payment when due of all obligations of each of the Household Companies now or later existing under the Agreement;

                       b.   The prompt and complete performance of each of the Household Companies of all affirmative and negative covenants, actions and undertakings of any kind under the Agreement and the truth, accuracy and effect of all of the representations and warranties of each of the Household Companies as set forth in the Agreement;

                       c.   The payment to Imperial of any damages or settlement monies, including attorney's fees, which Imperial has paid, or has become obligated to pay, as a result of any claim,

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regardless of whether litigation has been commenced, alleging that either Household Company engaged in any improper conduct of any kind; and

                       d.   The obligations of each of the Household Companies to defend, indemnify and hold Imperial harmless, all as more particularly provided in Article VIII of the Agreement.

            The terms "performance" and "obligations" as used throughout this Guaranty are used in their most comprehensive sense and include all obligations to pay money due to Imperial, indebtedness of the Household Companies to Imperial, obligations, duties, responsibilities and liabilities of the Household Companies of every kind and description, however incurred, arising or created which relate in any way to the Agreement, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not foreseeable, whether either Household Company is liable individually or jointly with others, whether recovery on any indebtedness or obligations is now or later becomes barred by any statute of limitations or is or later becomes otherwise unenforceable, and regardless of whether the Agreement is terminated for any cause or reason. The scope of this Guaranty shall be construed as broadly as possible and nothing in this Guaranty shall be construed to limit the amount of Guarantor's potential liability hereunder and Guarantor's obligations shall survive termination of the Agreement and shall be enforceable irrespective of, and without regard to, any defense, objection or legal disability available to either Household Company, all of which defenses, objections and disabilities are hereby waived by Guarantor.

            2.   The liability of Guarantor under this Guaranty will be absolute and unconditional irrespective of:

                       a.   Any lack of validity or enforceability, in whole or in part and regardless of the cause of such invalidity or unenforceability, of the Agreement (or any other agreement or instrument relating to the Agreement);

                       b. Any change, waiver, amendment or modification of the Agreement, any or all of which may be done without advance notice to Guarantor and without affecting the validity or enforceability of this Guaranty;

                       c. Any settlement or release entered into between Imperial and a Household Company which in any way affects Imperial's or such Household Company's obligations under the Agreement;

                       d. Any settlement or release entered into between Imperial and/or a Household Company on the one hand, and any third party on the other hand, which in any way affects the Household Company's obligations under the Agreement;

                       e.   Any judgment or governmental order or decree, or any law or regulation which in any way could be construed to affect a Household Company's obligations under the Agreement; or

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                       f.   Any other circumstance that might otherwise constitute a defense available to, or a discharge of, a Household Company under the Agreement.

            3.   Guarantor agrees that:

                       a.    Guarantor's obligations under this Guaranty are unconditional irrespective of (i) the validity, legality or enforceability of the Agreement; (ii) the failure of, or delay by, Imperial to assert any claim or demand or to exercise any right or remedy against a Household Company or any other person or entity; (iii) the absence or expiration of any action to enforce any obligations under the Agreement or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor, including any rescission, waiver, amendment, extension, renewal or modification of any of the terms or provisions hereof or of the Agreement or any other instrument or agreement; or (iv) any change of law which alters or renders ineffective any term or provision of the Agreement.

                       b.   Imperial may at any time, or from time to time, in its sole discretion and without prior notice to or the consent of Guarantor: (i) extend or change the time of payment or performance or the manner, place, or terms of payment or performance of any of the obligations of the Household Companies under the Agreement; (ii) exchange, release, surrender or utilize all or any portion of the Indemnity Reserve (as defined an the Agreement) or any other collateral security, or any part of the same, by whomever deposited, which is now or may later be held by Imperial in connection with any of the obligations of the Household Companies under the Agreement; (iii) settle or compromise with a Household Company, or any other person or entity, any demand, claim or cause of action, whether at law or equity, which in any way relates to the Agreement or any of the activities or transactions contemplated by the Agreement; and (iv) bring a separate action to enforce the provisions of this Guaranty, regardless of whether a Household Company is a party in any such action.

                       c.   Imperial shall be under no obligation to marshal any assets in favor of Guarantor or in payment of any of the obligations of the Household Companies under the Agreement and Guarantor hereby waives any right to require Imperial to proceed against, or exhaust any security given by, the Household Companies before seeking to enforce this Guaranty, except that if the obligation guaranteed pursuant to this Guaranty is a payment obligation of a Household Company or another obligation which otherwise requires the expenditure of funds by the Tax Masters Indemnifying Parties under Article VIII of the Agreement, Imperial must first exhaust the funds in the Indemnity Reserve before enforcing this Guaranty against Guarantor.

                       d.   Guarantor waives diligence, presentment, demand, any right to require a proceeding first against a Household Company or any other person or entity, protest or notice with respect to any default or inadequate performance by a Household Company under the Agreement and all demands whatsoever and also waives notice of protest for nonpayment or nonperformance. Guarantor further covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in this Guaranty and of the obligations of the Household Companies under the Agreement. This Guaranty will not be affected by, and will

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remain in full force and effect notwithstanding, any bankruptcy, insolvency, liquidation or reorganization of a Household Company or any other person or entity.

                       e.   No delay or omission by Imperial to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Imperial. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default.

                       f.   Guarantor waives any defense based upon (i) any legal disability or other defense potentially available to Guarantor by reason of the cessation or limitation of the liability of a Household Company from any cause other than full payment and performance of the obligations of the Household Companies under the Agreement; (ii) Imperial's election of any remedy against Guarantor or a Household Company; (iii) any statute or rule of law that provides that the obligation of a surety or guarantor must be neither larger in amount nor in any other respects more burdensome than that of a principal; (iv) the election by any affiliate of Imperial in any proceeding instituted under the United States Bankruptcy Code of the application of Section 1111(b)(2) of the United States Bankruptcy Code or any successor statute; and (v) any statute of limitations affecting the liability of Guarantor under this Guaranty or a Household Company under the Agreement.

                       g.   Guarantor waives any right to require Imperial to (i) proceed against a Household Company, whether initially or at any other time; (ii) proceed against or exhaust any security for the Household Company's payment obligations or performance; or (iii) pursue any other remedy in Imperial's power whatsoever.

            4.   Guarantor represents and warrants as follows:

                       a.   Guarantor has the requisite power and authority to execute and deliver this Guaranty, that Guarantor understands and acknowledges that Imperial is relying upon Guarantor to perform its duties and obligations under this Guaranty, and that, even if this Guaranty is not enforceable as a contract for any reason, including relating to Guarantor's power and authority to enter this Guaranty, it nonetheless may be enforceable by Imperial under a theory of detrimental reliance, equitable estoppel or pursuant to any other legal or equitable basis.

                       b.   The execution, delivery, and performance by Guarantor of this Guaranty (i) are within the power of Guarantor, (ii) will not violate any provision of law, any order of any court or agency of government, or any indenture, agreement, or any other instrument to which Guarantor is a party or by which Guarantor or their property is bound, (iii) will not conflict with, result in a breach of, or constitute (with due notice and lapse of time) a default under any indenture, agreement, or other instrument, and (iv) will not result in the creation or imposition of any lien, charge, or encumbrance of any nature on any of its property or assets.

                       c.   This Guaranty, when delivered to Lender, will constitute a legal, valid, and binding obligation enforceable against Guarantor in accordance with its terms.

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                       d.   Guarantor will promptly and faithfully comply with all laws, ordinances, rules, regulations, and requirements, both present and future, of every governmental authority or agency having jurisdiction that may be applicable to it and will take all steps reasonably required or necessary to cause the Household Companies to comply with any and all laws, ordinances, regulations and orders which may be applicable to the performance of its obligations under the Agreement, including, but not limited to, the Compliance Program set forth therein.

            5.   No amendment or waiver of any provision of this Guaranty or consent to any departure from any provision by Guarantor will be effective unless it is in writing and signed by Imperial, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which it is given. No notice to or demand on Guarantor will in any case entitle it to any other or further notice or demand in similar or other circumstances.

            6.   All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve on or give to any other, must be in writing, and if not in writing, will not be deemed to have been given, and be either (i) personally served or (ii) sent with return receipt requested by registered or certified mail with postage prepaid (including registration or certification charges), or (iii) sent by recognized overnight courier service (such as Federal Express, Airborne Express or other such services), in a securely enclosed and sealed envelope, sent to the following addresses:

If to Guarantor, addressed to:	Household Finance Corporation 2700 Sanders Road Prospect Heights, IL 60070-2701 Attention: General Counsel
If to Imperial addressed to:	Imperial Capital Bank 888 Prospect Street, Suite 110 La Jolla, CA 92037 Attention: George W. Haligowski, President

These addresses may be changed from time to time by written notice to the other parties given in the same manner. Any matter served on or sent to Guarantor or Imperial in this manner will be deemed sufficiently given for all purposes on the date three (3) days following the date it was deposited in a United States Post Office, or on the date of personal service, or the day after delivered to the overnight courier service provided next day delivery was specified. In any event, notices of changes of address will not be effective until actual receipt.

            7.   Imperial is authorized at any time and from time to time, without notice to Guarantor (any notice being expressly waived by Guarantor), to set off and apply all or any portion of the Indemnity Reserve (as defined in the Agreement) against Guarantor's obligations under this Guaranty.

            8.   Any indebtedness of Household Companies to Guarantor, now or later held by Guarantor, is hereby subordinated to any indebtedness of the Household Companies to Imperial

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under the Agreement, and any such indebtedness will, promptly upon Imperial's request, be collected, enforced, and received by Guarantor as trustee for Imperial and be paid over to Imperial, but without reducing or limiting in any manner the liability of Guarantor under the other provisions of this Guaranty.

            9.   Regardless of any modification, discharge, or extension of the obligations of the Household Companies under the Agreement, or any amendment, modification, stay, or cure of Imperial's rights that may occur in any bankruptcy or reorganization case or proceeding concerning a Household Company, whether permanent or temporary and whether assented to by Imperial, Guarantor agrees that it will be obligated to pay and perform all of the monetary and performance obligations of the Household Companies under the Agreement and faithfully discharge its other obligations in accordance with the terms of this Guaranty. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed all risks of a bankruptcy or reorganization case or proceeding with respect to the Household Companies. As an example, and not in any way of limitation, a subsequent modification of the obligations of the Household Companies under the Agreement in any bankruptcy or reorganization case concerning a Household Company will not affect Guarantor's obligation to honor Guarantor's obligations set forth in this Guaranty.

            10.   This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this Guaranty. No course of prior or subsequent dealings between Guarantor and Imperial, no usage of the trade, and no parol or extrinsic evidence of any nature will be used or will be relevant to supplement, explain, contradict, or modify the terms or provisions of this Guaranty. This Guaranty may be supplemented, explained or modified only in a written instrument signed by the party who is granting the waiver or allowing the change in performance of the other party.

            11.   This Guaranty will be governed by and construed in accordance with the laws of the State of Nevada and any litigation concerning this Guaranty shall be brought in any court of competent jurisdiction located in the State of Nevada and Guarantor hereby consents to such jurisdiction.

            12.   In the event litigation arises between the parties concerning this Guaranty, the prevailing party in such litigation shall be entitled to recover its reasonable attorney's fees and costs.

            13.   Any term or provision of this Guaranty which is unenforceable in any jurisdiction shall, as to that jurisdiction only, be ineffective to the specific extent of such unenforceability, without invalidating the remaining terms and provisions hereof, and any such unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            14.   Guarantor represents and warrants that the execution and delivery of this Guaranty has been duly authorized by all requisite corporate action necessary to be taken and this Guaranty is effective and binding on Guarantor in accordance with its terms. Guarantor further represents and warrants that attached to this Guaranty is a true and correct copy of

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the resolutions of the board of directors of Guarantor, certified by the Secretary of Guarantor, authorizing the execution and delivery of this Guaranty by the person whose signature appears below and that such person is an authorized officer of Guarantor with the authority to bind Guarantor to this Guaranty in accordance with its terms.

            15.   Imperial shall have all rights of recourse against Guarantor to the fullest extent permissible. No election in one form of action or proceeding, or against any party, shall constitute a waiver of Imperial's right to proceed in any other form of action or proceeding or against any other party. The failure of Imperial to enforce any of the terms of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies under this Guaranty shall be cumulative and shall be in addition to all rights, powers and remedies given to Imperial by law or under other instrument or agreement.

            16.   Notwithstanding anything to the contrary in this Guaranty, Guarantor is not obligated to guaranty the obligations of the Household Companies under the Agreement pursuant to this Guaranty to the extent and for the period of time that the obligations of the Household Companies under the Agreement are determined by a final adjudication to be unenforceable.

            IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first above written.

GUARANTOR:

HOUSEHOLD FINANCE CORPORATION

By:	/s/ Edgar D. Ancona
	Name:	Edgar D. Ancona
	Title:	Vice President and Assistant Treasurer

Date: January 3, 2003